Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
For the three months ended March 31, 2022, OppFi recorded an income tax expense of $0.5 million and reported consolidated income before taxes of $0.2 million, resulting in a 222.2% effective income tax rate. As OppFi-LLC was classified as a partnership for federal income tax purposes, OppFi-LLC did not record a federal income tax expense for the three months ended March 31, 2021. A pro forma income tax provision has been disclosed as if OppFi-LLC was a taxable corporation for the three months ended March 31, 2021. For the three months ended March 31, 2021, the unaudited pro forma income tax expense was $0.7 million, resulting in an effective tax rate of 2.8%

OppFi’s effective income tax rate for the three months ended March 31, 2022 differs from the federal statutory income tax rate of 21% primarily due to the noncontrolling interest in the Up-C partnership structure, nondeductible expenses, state income taxes, and discrete tax items. For the three months ended March 31, 2022, there was a discrete item recorded of $0.5 million related to a prior period stock compensation adjustment, which increased the effective rate by 219%. Excluding the aforementioned discrete item, the effective tax rate for the three months ended March 31, 2022 would have been 3.2%.

OppFi is subject to a 21% federal income tax rate on its activities and its distributive share of income from OppFi-LLC, as well as various state and local income taxes. As of March 31, 2022, OppFi owned 12.2% of the outstanding units of OppFi-LLC and considers appropriate tax accounting only on this portion of OppFi-LLC’s activity. Additionally, OppFi’s income tax rate varies from the 21% statutory federal income tax rate primarily due to a permanent difference related to the adjustment of the warrant liabilities recorded by OppFi. This fair value adjustment of the warrant liabilities represents a large portion of OppFi’s pre-tax book income or loss and is a permanent difference between GAAP and taxable income, which impacts OppFi’s effective income tax rate.

The CARES Act was enacted on March 27, 2020 in the United States to provide emergency assistance to individuals and businesses affected by the COVID-19 pandemic. For the three months ended March 31, 2022, the impact of the CARES Act was immaterial to the Company’s tax provision. However, under the CARES Act, the Company is deferring the employer portion of payroll tax payments through December 31, 2022.

There were no unrecognized tax benefits as of March 31, 2022 or December 31, 2021. No amounts were accrued for the payment of interest and penalties as of March 31, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
Income Taxes
OppFi-LLC is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, OppFi-LLC is not subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by OppFi-LLC is passed through to and included in the taxable income or loss of its members, including OppFi, on a pro rata basis. OppFi is subject to U.S. federal income taxes, in addition to state and local income taxes with respect to our allocable share of any taxable income or loss of OppFi-LLC, as well as any stand-alone income or loss generated by OppFi.

For the year ended December 31, 2021, OppFi recorded an income tax expense of $0.3 million and reported consolidated income before taxes of $90.1 million, resulting in a 0.34% effective income tax rate. Prior to the Closing Date, OppFi-LLC was classified as a partnership for income tax purposes, and was therefore not subject to federal income tax and did not record an expense for income taxes.
The following table summarizes provision for income taxes for the years ended December 31 (in thousands):

	2021	2020	2019
Federal income taxes:
Current	$(4)	$—	$—
Deferred	(225)	—	—
State income taxes:
Current	582	—	—
Deferred	(42)	—	—
Provision for income taxes	$311	$—	$—

The following table summarizes the differences between the effective income tax rate and the federal statutory income tax rate of 21% for the years ended December 31 (dollars in thousands):

	2021		2020		2019
	Amount	Percentage	Amount	Percentage	Amount	Percentage
Federal income taxes at statutory rate	$18,922	21.00%	$—	—	$—	—
State tax expense, net of federal income tax benefit	549	0.61%	—	—	—	—
Fair market value adjustment of warrants	(5,545)	(6.16)%	—	—	—	—
Effect of flow-through entity	(13,615)	(15.11)%	—	—	—	—
Total	$311	0.34%	$—	—	$—	—

OppFi’s effective income tax rate for the year ended December 31, 2021 differs from the federal statutory income tax rate of 21% primarily due to the noncontrolling interest in the Up-C partnership structure, warrant fair market value fluctuations, and state income taxes.

Deferred tax assets and liabilities are determined based on the difference between financial statement and tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. The components of deferred taxes were as follows (in thousands):

	December 31,
	2021	2020
Investment in partnership	$16,951	$—
Tax receivable agreement liability	5,583	—
Net operating loss	1,609	—
Intangibles	618	—
Stock compensation	603	—
Other	229	—
Deferred tax asset	$25,593	$—

As of December 31, 2021, OppFi had approximately $7.7 million of federal net operating loss carryovers and $4.9 million of state net operating loss carryovers. The entirety of the federal net operating loss carryover has no expiration date and the state net operating loss carryovers will expire in varying amounts beginning in 2027.

At the time of the Business Combination, OppFi recorded a deferred tax asset of $18.9 million with an offset to additional paid-in capital for the difference between the book value and the tax basis of OppFi’s investment in OppFi-LLC. As of December 31, 2021, the related deferred tax asset was $17.0 million. The decrease was due to additional differences between the book and taxable income in 2021. Based on the Company’s cumulative earnings history and forecasted future sources of taxable income, the Company believes that it will be able to realize the deferred tax assets in the future. As the Company reassesses this position in the future, changes in cumulative earnings history, excluding non-recurring charges, or changes to forecasted taxable income may alter this expectation and may result in an increase in the valuation allowance and an increase in the effective tax rate.
The CARES Act was enacted on March 27, 2020 in the United States to provide emergency assistance to individuals and businesses affected by the COVID-19 pandemic. The CARES Act includes temporary changes to both income and non-income based tax laws. For the year ended December 31, 2021, the impact of the CARES Act was immaterial to the Company’s tax provision. However, under the CARES Act, the Company deferred the employer portion of payroll tax payments through December 31, 2021. Future regulatory guidance under the CARES Act or additional legislation enacted by Congress in connection with the COVID-19 pandemic could impact the Company’s tax provision in future periods.

In connection with the Business Combination, the Company entered into the TRA, which provides for payment to the Members of 90% of the U.S. federal, state and local income tax savings realized by the Company as a result of the increases in tax basis and certain other tax benefits related to the transactions contemplated under the Business Combination Agreement and the exchange of Retained OppFi Units for Class A Common Stock or cash. The Company has in effect an election under Section 754 of the Internal Revenue Code and will have such an election effective for each taxable year in which a redemption or exchange (including deemed exchange) of OppFi-LLC interests for shares of Class A Common Stock or cash occurs. The Company will retain the benefit of the remaining 10%. For the period from the Closing Date through December 31, 2021, the TRA liability increased by $0.3 million related to exchanges that occurred during that period.

There were no unrecognized tax benefits as of December 31, 2021 or December 31, 2020. ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of December 31, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.